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                                                                    EXHIBIT 10.3



                            UNITED STATES OF AMERICA
                                   BEFORE THE
                          OFFICE OF THRIFT SUPERVISION


------------------------------------
                                    )
In the Matter of                    )       Order No.: CN 09-35
                                    )
                                    )
PVF CAPITAL CORP.                   )       Effective Date: October 19, 2009
                                    )
Solon, Ohio                         )
OTS Docket No. H1810                )
                                    )
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        STIPULATION AND CONSENT TO ISSUANCE OF ORDER TO CEASE AND DESIST
        -----------------------------------------------------------------


         WHEREAS, the Office of Thrift Supervision (OTS), acting by and through its Regional Director for the Central Region (Regional Director), and based upon information derived from the exercise of its regulatory and supervisory responsibilities, has informed PVF Capital Corp., Solon, Ohio, OTS Docket No. H1810 (Holding Company) that the OTS is of the opinion that grounds exist to initiate an administrative proceeding against the Holding Company pursuant to 12 U.S.C. ss. 1818(b);

         WHEREAS, the Regional Director, pursuant to delegated authority, is authorized to issue Orders to Cease and Desist where a savings and loan holding company has consented to the issuance of an order; and

         WHEREAS, the Holding Company desires to cooperate with the OTS to avoid the time and expense of such administrative cease and desist proceeding by entering into this Stipulation and Consent to the Issuance of Order to Cease and Desist (Stipulation) and, without admitting or denying that such grounds exist, but only admitting the statements and conclusions in Paragraphs 1 - 3 below concerning Jurisdiction, hereby stipulates and agrees to the following terms:

PVF Capital Corp.
Stipulation and Consent to Issuance of Order to Cease and Desist
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JURISDICTION.
-------------

1. The Holding Company is a "savings and loan holding company" within the meaning of 12 U.S.C. ss. 1813(w)(3) and 12 U.S.C. ss. 1467a. Accordingly, the Holding Company is a "depository institution holding company" as that term is defined in 12 U.S.C. ss. 1813(w)(1).

2. Pursuant to 12 U.S.C. ss. 1818(b)(9), the "appropriate Federal banking agency" may initiate a cease and desist proceeding against a savings and loan holding company in the same manner and to the same extent as a savings association for regulatory violations and unsafe or unsound acts or practices.

3. Pursuant to 12 U.S.C. ss. 1813(q), the Director of OTS is the "appropriate Federal banking agency" with jurisdiction to maintain an administrative enforcement proceeding against a savings and loan holding company. Therefore, the Holding Company is subject to the authority of the OTS to initiate and maintain an administrative cease and desist proceeding against it pursuant to 12 U.S.C. ss. 1818(b).

OTS FINDINGS OF FACT.
--------------------

4. Based on its May 12, 2009 examination of the Holding Company, the OTS finds that the Holding Company engaged in unsafe or unsound practices that resulted in operating the Holding Company with an inadequate level of capital protection for the volume, type, and quality of assets held by the consolidated Holding Company.

CONSENT.
-------

5. The Holding Company consents to the issuance by the OTS of the accompanying Order to Cease and Desist (Order). The Holding Company further agrees to comply with the terms of the Order upon the Effective Date of the Order and stipulates that the Order complies with all requirements of law.

PVF Capital Corp.
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FINALITY.
---------

6. The Order is issued by the OTS under 12 U.S.C. ss. 1818(b). Upon the Effective Date, the Order shall be a final order, effective, and fully enforceable by the OTS under the provisions of 12 U.S.C. ss. 1818(i).

WAIVERS.
-------

7.      The Holding Company waives the following:

        (a) the right to be served with a written notice of the OTS's charges against it as provided by 12 U.S.C. ss. 1818(b) and 12 C.F.R.
        Part 509;

        (b) the right to an administrative hearing of the OTS's charges as provided by 12 U.S.C. ss. 1818(b) and 12 C.F.R. Part 509;

        (c) the right to seek judicial review of the Order, including, without limitation, any such right provided by 12 U.S.C. ss. 1818(h), or otherwise to challenge the validity of the Order; and

        (d) any and all claims against the OTS, including its employees and agents, and any other governmental entity for the award of fees, costs, or expenses related to this OTS enforcement matter and/or the Order, whether arising under common law, federal statutes, or otherwise.

OTS AUTHORITY NOT AFFECTED.

8. Nothing in this Stipulation or accompanying Order shall inhibit, estop, bar, or otherwise prevent the OTS from taking any other action affecting the Holding Company if, at any time, the OTS deems it appropriate to do so to fulfill the responsibilities placed upon the OTS by law.

PVF Capital Corp.
Stipulation and Consent to Issuance of Order to Cease and Desist
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OTHER GOVERNMENTAL ACTIONS NOT AFFECTED.
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9.      The Holding Company acknowledges and agrees that its consent to the issuance of the Order is solely for the purpose of resolving the matters addressed herein, consistent with Paragraph 8 above, and does not otherwise release, discharge, compromise, settle, dismiss, resolve, or in any way affect any actions, charges against, or liability of the Holding Company that arise pursuant to this action or otherwise, and that may be or have been brought by any governmental entity other than the OTS.

MISCELLANEOUS.
--------------

10. The laws of the United States of America shall govern the construction and validity of this Stipulation and of the Order.

11. If any provision of this Stipulation and/or the Order is ruled to be invalid, illegal, or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director in his or her sole discretion determines otherwise.

12. All references to the OTS in this Stipulation and the Order shall also mean any of the OTS's predecessors, successors, and assigns.

13. The section and paragraph headings in this Stipulation and the Order are for convenience only and shall not affect the interpretation of this Stipulation or the Order.

14. The terms of this Stipulation and of the Order represent the final agreement of the parties with respect to the subject matters thereof, and constitute the sole agreement of the parties with respect to such subject matters.

15. The Stipulation and Order shall remain in effect until terminated, modified, or suspended in writing by the OTS, acting through its Regional Director or other authorized representative.

PVF Capital Corp.
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SIGNATURE OF DIRECTORS/BOARD RESOLUTION.
---------------------------------------

16. Each Director signing this Stipulation attests that he or she voted in favor of a Board Resolution authorizing the consent of the Holding Company to the issuance of the Order and the execution of the Stipulation. This Stipulation may be executed in counterparts by the directors after approval of the execution of the Stipulation at a duly called board meeting.

        WHEREFORE, the Holding Company, by its directors, executes this Stipulation.

                                        Accepted by:

PVF CAPITAL CORP.                       OFFICE OF THRIFT SUPERVISION
SOLON, OHIO


By: /s/ Mark D. Grossi                   By: /s/ Daniel T. McKee
    --------------------------------         -----------------------------------
    Mark D. Grossi, Chairman                 Daniel T. McKee
                                             Regional Director, Central Region


    /s/ Marty E. Adams                       Date: See Effective Date on page 1
    --------------------------------
    Marty E. Adams, Director



    /s/ Steven A. Calabrese
    --------------------------------
    Steven A. Calabrese, Director



    /s/ Umberto P. Fedeli
    --------------------------------
    Umberto P. Fedeli, Director



    /s/ Robert K. Healey
    --------------------------------
    Robert K. Healey, Director



    /s/ Ronald D. Holman
    --------------------------------
    Ronald D. Holman, II, Director



    /s/ Stanley T. Jaros
    --------------------------------
    Stanley T. Jaros, Director




PVF Capital Corp.
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   /s/ Robert J. King
    --------------------------------
    Robert J. King, Jr., Director


    /s/ John R. Male
    --------------------------------
    John R. Male, Director



    /s/ Raymond J. Negrelli
    --------------------------------
    Raymond J. Negrelli, Director



    /s/ Stuart D. Neidus
    --------------------------------
    Stuart D. Neidus, Director



    /s/ C. Keith Swaney
    --------------------------------
    C. Keith Swaney, Director

PVF Capital Corp.
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